UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2019

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 6 Ordinary Shares, par value £0.001 per share	ADAP	The Nasdaq Global Select Market

Item 1.01                                           Entry into a Material Definitive Agreement.

On May 14, 2019, Adaptimmune Therapeutics plc (the “Company” or “Adaptimmune”) entered into a collaboration and license agreement (the “Collaboration Agreement”) with Alpine Immune Sciences, Inc. (“Alpine”), a leading clinical-stage immunotherapy company focused on developing innovative treatments for cancer, autoimmune/inflammatory, and other diseases, to develop next-generation SPEAR T-cell products which incorporate Alpine’s secreted and transmembrane immunomodulatory protein (termed SIP™ and TIP™) technology.  The Company believes that this collaboration will further enhance its efforts to design and develop next-generation SPEAR T-cell therapies. Under the terms of the Collaboration Agreement, Adaptimmune will provide an upfront payment of $2 million to Alpine and research funding for ongoing programs.  In addition, Alpine is eligible for downstream development and commercialization milestones of up to $288 million, if all pre-specified milestones for each program are achieved.  Alpine is also eligible to receive low-single digit royalties on worldwide net sales of the applicable products.

The foregoing summary of the material terms of the Collaboration Agreement does not purport to be complete and is qualified in its entirety by the full text of the Collaboration Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019.

Item 8.01                                           Other Events.

On May 15, 2019 the Company issued a press release announcing its entry into the Collaboration Agreement.  The press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated May 15, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: May 15, 2019	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary